SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Gardner Lewis Investment Trust
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Gardner Lewis Investment Trust
The Chesapeake Core Growth Fund
(the “Fund”)

285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317

April 25, 2016

Dear Shareholder:

A Special Meeting of the Shareholders of Gardner Lewis Investment Trust (the “Trust”) on behalf of its series, The Chesapeake Core Growth Fund, will be held on Wednesday, May 25, 2016 at 9:00 a.m., Eastern Time. Enclosed is proxy information for the Special Meeting of the Trust. The purpose of the Special Meeting is to seek approval of:

(1)	An Agreement and Plan of Reorganization – creating a series of Chesapeake Investment Trust, a newly established Delaware Statutory Trust;

(2)	Revisions to the Fund’s Fundamental Investment Restrictions; and

(3)	Election of Three Trustees to the Trust.

We encourage you to read the full proxy. Please note, however, these changes will not result in any change in the name, investment objective, principal investment strategy, or investment adviser of the Fund.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

You should note that the Trust has two series – the Fund and the Chesapeake Growth Fund. Simultaneous with Fund shareholders receiving this Proxy Statement, shareholders of the Chesapeake Growth Fund are receiving a Proxy Statement soliciting their vote on the same Proposals, as well as an additional Proposal to approve a reorganization of their fund into the Fund.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Tina H. Bloom
Secretary

MORE INFORMATION ABOUT YOUR PROXY

More than twenty years have passed since we established the Trust and Federal and state laws governing mutual fund structures, as well as industry norms, have changed since that time. After reviewing how the Fund operates, the Trust is seeking to recognize some benefits and efficiencies by modernizing the structure in which the Fund operates. First, reorganizing into a Delaware statutory trust would be a more efficient and flexible organizational structure in which to operate the Fund. Second, the Fund is required to have certain investment restrictions that are “fundamental” – that is, they cannot be changed without shareholder approval. Many of these reflect regulatory, business or industry conditions, practices or requirements that are no longer required. We feel it is important and in the best interests of shareholders to modernize these restrictions. These two actions described above intend to modernize the Trust’s operations and conform them to industry standards – all of which are intended to ease fund administration. The other item you are being asked to vote on is the election of three Trustees to the Trust. Two of these Trustees currently serve as Trustees and have for quite some time.

We believe that the changes sought in these Proposals will benefit the Fund and lead to greater operating efficiencies and flexibility that should benefit shareholders over the years. Whether or not you plan to attend the Special Meeting in person, your vote is needed no later than May 25, 2016. Delaying to vote can potentially add to the cost of this proxy solicitation.

Sincerely,

Tina H. Bloom
Secretary

Gardner Lewis Investment Trust
The Chesapeake Core Growth Fund
(the “Fund”)

285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
1.800.430.3863

Important Notice Regarding Availability of Proxy Materials for the
 Shareholder Meeting to be held on May 25, 2016:
This Proxy Statement is Available online at the Following Website:

http://www.gofilepoint.com/Chesapeake

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Gardner Lewis Investment Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Chesapeake Core Growth Fund (the “Special Meeting”) will be held on May 25, 2016 at the offices of the Trust (285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

(1)	An Agreement and Plan of Reorganization – creating a series of Chesapeake Investment Trust, a newly established Delaware Statutory Trust;

(2)	Revisions to the Fund’s Fundamental Investment Restrictions; and

(3)	Election of Three Trustees to the Trust.

(4)	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on March 30, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.gofilepoint.com/Chesapeake.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

 By order of the Board of Trustees of the Trust,

Tina H. Bloom
Secretary
______, 2016

PROXY STATEMENT

Gardner Lewis Investment Trust
The Chesapeake Core Growth Fund
(the “Fund”)

285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
 1.800.430.3863

INTRODUCTION

            The Gardner Lewis Investment Trust (“Trust”), a Massachusetts business trust, on behalf of The Chesapeake Core Growth Fund (the “Fund”), a series of the Trust, will hold a Special Meeting of Shareholders of the Fund on Wednesday, May 25, 2016 at 9:00 a.m. Eastern Time (“Special Meeting”) for the purposes set forth in the accompanying notice. The Special Meeting will take place at the offices of the Trust at 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Trust’s telephone number is (800) 430-3863.

Certain of the Proposals in this Proxy Statement are part of a series of actions taken by the Board of Trustees designed to streamline and modernize the operation of the Fund. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board”) to be used at the Special Meeting, and at any and all adjournments thereof, and is first being sent to shareholders on or about the date hereof.

Shareholders of record of the Fund at the close of business on March 30, 2016 (the “Record Date”) are entitled to vote at the Special Meeting. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Special Meeting (including adjournments). Where you make a specification by means of the ballot provided in the proxies regarding any matter presented at the Special Meeting, your proxy will be voted in accordance with your specification.

A copy of the Fund’s Annual Report for the fiscal year ended October 31, 2015 is available free of charge by calling 1-800-430-3863 or by writing to Ultimus Fund Solutions at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON MAY 25, 2016, AND ANY ADJOURNMENTS THEREOF.

THE PROXY STATEMENT AND RELATED MATERIALS ARE AVAILABLE AT WWW.GOFILEPOINT.COM/CHESAPEAKE.

This Proxy Statement, along with a Notice of Meeting and a Proxy Card, is first being mailed to shareholders of the Fund on or about April 25, 2016.

PROPOSAL 1
____________________________________________________________

Proposal to approve a proposed Agreement and Plan of Reorganization pursuant to which the Fund would be reorganized into a corresponding series of The Chesapeake Investment Trust, a newly established Delaware Statutory Trust

Introduction and Background

The Board of Trustees (the “Board”) of the Gardner Lewis Investment Trust (the “Trust”) has taken a series of actions designed to streamline and modernize the operations of the Chesapeake Core Growth Fund (the “Fund”) and conform them to industry standards – all of which is intended to ease the administration of the Fund.  Proposal 1 relates to one of these actions and is to reorganize the Trust into a different jurisdiction and a statutory trust.  For the reasons set forth below under “Reasons for the Proposed Reorganization,” the Trustees of the Trust, including the Trustees who are not “interested persons,” as that term is defined in the federal securities laws, of the Trust (“Independent Trustees”), have unanimously determined that the reorganization is in the best interests of the shareholders of the Fund and that the interests of those shareholders will not be diluted as a result of the reorganization.

Federal and state laws governing mutual fund structures have changed since the time the Trust and the Fund were originally created and it became clear that being organized as a Delaware statutory trust provided the most efficient and flexible organizational structure.   The Trust is an investment company organized as a Massachusetts business trust.  After the reorganization, the Fund would become series of The Chesapeake Investment Trust, a Delaware statutory trust (the “New Trust”).

Shareholders of the Fund are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of the Fund to a corresponding series of the same name (the "New Fund") of the New Trust, a recently formed Delaware statutory trust, and the assumption by the New Fund of the liabilities of the Fund, in exchange for shares of the New Fund1; and (b) the distribution to shareholders of the Fund of the shares of the New Fund (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as Exhibit A to this Proxy Statement (the "Reorganization Plan").

Because the Reorganization Plan calls for the Fund, as sole shareholder of the New Fund prior to shares of the New Fund being distributed to the Fund's shareholders, to vote on certain issues regarding the operations of the New Trust, shareholders of the Fund, in approving the proposed Reorganization, will essentially be approving that the Fund vote in the affirmative on the following issues: (i) the election of trustees for the New Trust (as qualified by Proposal 3 in this proxy statement), (ii) the approval of an advisory agreement for the New Fund that is essentially the same as the current advisory agreement for the Fund, and (iii) the ratification of the existing independent auditors of the Fund for the New Trust's upcoming fiscal year. In connection with the Reorganization, shareholders of the Fund are not being asked to separately vote on these issues. More information on each of these items is discussed below.

You should note, however, that Proposal 3 is soliciting shareholder vote on trustees to the Trust including one new Trustee.  Additionally, shareholders are being asked in Proposal 2 to approve changes to certain of the Fund’s fundamental investment restrictions.  Should Proposal 2 be approved, those revised, modernized restrictions will be in place for the New Fund.  To summarize, the approval of Proposals 2 and 3 are not contingent on the approval of Proposal 1 – accordingly, those Proposals may be approved by shareholders even if the reorganization described in Proposal 1 is not.

1.
Note that shareholders of the Trust’s only other series – the Chesapeake Growth Fund are also being asked to vote on such a reorganization, among other proposals in a separate Proxy Statement. If this merger proposal is approved, it is contemplated that the name of the Fund will be changed to the Chesapeake Growth Fund – again, however, this will not result in any changes to the Fund’s investment objective, principal investment strategies, investment adviser, or portfolio manager.

Immediately after the Reorganization each shareholder will own the same number of shares of the New Fund as the number of Fund shares owned by the shareholder on the closing of the Reorganization. As a result of the Reorganization, shareholders of the Trust, a Massachusetts business trust, will become shareholders of the New Fund, series of a Delaware statutory trust.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT ADVISER, PORTFOLIO MANAGER OR INDEPENDENT AUDITORS OF THE FUND. THE NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS THE FUND.

Additionally, as a condition to the Fund's obligation to consummate the Reorganization, the Trust and the New Trust will receive an opinion from legal counsel to the Fund to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan are intended to constitute a tax-free reorganization for federal income tax purposes.

Summary of the Reorganization Plan

The important terms of the Reorganization Plan are summarized below. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and certain service providers have been supplied by Gardner Lewis Asset Management L.P. (the “Adviser”), the Fund’s investment adviser, and neither the Trust nor any of its Trustees has independently verified the accuracy of such information.

General Plan of Reorganization. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, the Fund will transfer all of its assets to the New Fund of the New Trust solely for all of the shares of the New Fund having an aggregate net asset value equal to the net asset value of the Fund. The New Fund will also assume all of the liabilities of the Fund. The Fund, as sole shareholder of the New Fund, will make certain elections, approvals and ratifications as set forth below. Immediately thereafter, the Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the Reorganization. Every shareholder will own the same number of shares of the New Fund as the number of shares held by the shareholder in the Fund immediately before the Reorganization. For example, if you held 100 shares of the Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the New Fund of the same name and representing the same net asset value. All of these transactions would occur as of the Closing Date. The net asset value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

Elections, Approvals and Ratifications. The Investment Company Act of 1940, as amended ("1940 Act"), generally requires that shareholders of a mutual fund elect the fund's trustees, approve the fund's investment advisory agreement and ratify the trustees selection of the independent accountant for the fund. These requirements apply to new mutual funds, including the New Fund. If shareholders approve the proposed Reorganization, they will also be:

1.	authorizing the approval of a new investment advisory agreement with the Adviser and the Trust on behalf of the New Fund;

2.	authorizing the election of Trustees of the New Trust (See also Proposal 3 where Shareholders are being asked to vote on three Trustees – Two Incumbent Trustees and One New Trustee) ; and

3.	ratifying the selection of BBD, LLP as the independent accountants for the New Fund.

Technically, these elections, approvals and ratifications will be accomplished by a vote of the Fund, as sole shareholder of the New Fund prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Fund except that one new Trustee is proposed to be added to replace an existing Trustee that plans to retire.

Information regarding each of these matters is included in this Proxy Statement, including information about the individuals proposed to serve as Trustees of the New Fund, which may be found in the information contained in Proposal 3.

Closing Date. It is currently anticipated that the closing of the Reorganization will occur on or about ______, 2016.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions that may not be waived include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization and (b) the approval of the Reorganization Plan by the shareholders of the Fund. The Reorganization Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund prior to the Closing Date, by the Board of Trustees. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, the Reorganization Plan may not be amended subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Fund without shareholder approval.

Reasons for the Proposed Reorganization

The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan at its in-person meeting held on March 16, 2016.  In approving the Reorganization, the Trustees determined that the proposed Reorganization would be in the best interests of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.  Summarized below are the key factors considered by the Trustees:

(1)	The Adviser informed the Trustees that it believes that by establishing the New Trust, the New Fund should be able to realize greater operating efficiencies than the Fund.

(2)	The Trustees considered that the investment objective and policies of the Fund are identical to those of the New Fund, and the New Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund immediate prior to the Reorganization.

(3)	In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Adviser has informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders.

Note that in regards to Item 2 above, under Proposal 2 in this Proxy Statement, shareholders are being asked to approve certain revisions to the Fund’s fundamental investment restrictions intended to modernize them and provide the Fund with greater flexibility in some cases.  Should Proposal 2 be approved, the revised investment restrictions would be in place for the New Fund.

You should note that Proposals 2 and 3 are not contingent on Proposal 1 – accordingly, those Proposals may be approved by shareholders even if the reorganization described in Proposal 1 is not.

Certain Comparative Information About the Trust and the New Trust

Continuation of Shareholder Accounts and Plans. The Fund’s transfer agent will establish accounts for all current Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders.

Comparative Information on Shareholder Services. The New Fund will offer the same shareholder services as the Fund, including the automatic investment plan option, direct deposit plan, certain telephone redemptions and exchange options with other funds in the Adviser’s family of funds.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions. The New Fund will have the same dividend and distribution policy as the Fund. After the closing of the Reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

Fiscal Year. The Fund currently operates on a fiscal year ending October 31. The New Fund will operate on the same fiscal year.

Governing Instruments of the Trust and the New Trust. The following is a summary of certain differences among the Amended and Restated Declaration of Trust and Bylaws of the Trust and the Declaration of Trust and Bylaws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Amended and Restated Declaration of Trust and Bylaws of the Trust and the Declaration of Trust and the Bylaws of the New Trust are available to shareholders without charge upon written request to the address noted above or by calling 1-800-430-3863.

General. The Trust was organized as a Massachusetts business trust on October 2, 1992. As a Massachusetts business trust, the Trust’s operations are currently governed by its Amended and Restated Declaration of Trust (the “Massachusetts Trust Instrument”), Bylaws, and applicable Federal and Massachusetts law. The New Trust was organized as a Delaware statutory trust on March 9, 2016. As a Delaware statutory trust, the New Trust's operations are governed by a Declaration of Trust (the "Delaware Trust Instrument"), Bylaws and applicable Federal and Delaware law.

Under the Delaware Trust Instrument and Bylaws, the Trustees of the New Trust will have more flexibility than the Trustees of the Trust have currently, and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Office. Under the Massachusetts Trust Instrument, a person serving as a Trustee holds office for the lifetime of the Trust or until the next meeting of shareholders called to vote on Trustees, until a successor is elected, or until that person dies, resigns or is removed from office. Under the Delaware Trust Instrument, a Trustee will continue to serve for an indefinite period of time or until his successor is elected and qualified, the Trust terminates or the person dies, resigns, becomes physically unable to serve, or is removed. Each Trust Instrument also provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.

Liability of Trustees and Officers. Under the Massachusetts Trust Instrument, no trustee or officer is personally liable unless he or she acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Under the Delaware Trust Instrument, trustees or officers of the New Trust shall not be personally liable to any person for any act, omission or obligation of the New Trust or any trustee or officer provided that nothing shall protect any trustee or officer against any liability to the New Trust or shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Delaware Trust Instrument also provides for indemnification of covered persons by the Trust to the fullest extent permitted by the Delaware Act or other applicable law.

Shareholder Voting. The voting rights of shareholders of the Trust and the New Trust are based on the number of shares the shareholder owns. Each holder of a share of the Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

Shareholder Meetings. The Trust and the New Trust are not required to hold annual shareholder meetings. Under both governing instruments, shareholders owning at least 10% of the outstanding voting shares of the Fund may call a special meeting for any purpose.

Reorganization / Combination Transactions. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Fund must approve a merger, consolidation, or sale or exchange of assets relating to the Trust or the Fund. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Trust and the New Fund with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder.

Amendment of Governing Instrument. The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument in certain instances without shareholder vote if they deem it necessary to conform it to the requirements of applicable law or regulations or requirements of the 1940 Act or provisions of the Internal Revenue Code. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

The Investment Advisory Agreement

The Reorganization Plan authorizes the Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with the Adviser for the New Fund (the "New Advisory Agreement") that is substantially identical to the current advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the "Current Advisory Agreement"), as further detailed below.

Unless sooner terminated, the Fund's Current Advisory Agreement, and the proposed New Advisory Agreement, continues in effect for an initial period until September 30, 2016, and from year to year thereafter if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, and a majority of the Board members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Current Advisory Agreement and each New Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Board members, by vote of a majority of the outstanding shares of the Fund, or the New Fund, as applicable, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Each Current Advisory Agreement and the New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

The Adviser currently acts as investment adviser to the Fund pursuant to the Current Advisory Agreement dated April 6, 1994. Under the Current Advisory Agreement, the Fund pay the Adviser fees for its services performed pursuant to the Agreement. The fees, which are computed daily and paid monthly, are calculated as a percentage of the Fund's average daily net assets. The rate of advisory fees to be paid to the Adviser under the New Advisory Agreement with respect to the New Fund will be the same as under the Current Advisory Agreement for the Fund: 1.00% on all assets.

For the fiscal year ended October 31, 2015, the Adviser received $272,087 for services to the Fund.

Information Regarding the Proposed Trustees

Please refer to Proposal 3 regarding information on the Proposed Trustees.  Mr. Jack Brinson, who has been an Independent Trustee of the Trust since its inception in 1992 has determined to retire as of June 30, 2016.  Proposal 3 seeks shareholder vote on a slate of three Trustees – two incumbent Trustees and one new Trustee.

Ratification of the Selection of Independent Auditors

The Reorganization Plan also authorizes the Fund, while it is the sole shareholder of the New Fund, to ratify the selection of BBD, LLP as the independent registered public accounting firm of the New Trust for the fiscal year ending October 31, 2016.

Neither BBD, LLP nor any of its members have any material direct or indirect financial interest in the Trust or the New Trust. BBD, LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the New Trust that they are independent auditors with respect to the New Fund.

Since the New Fund has not yet commenced operations, the New Fund has paid no fees to BBD, LLP.

Management and Other Service Providers

Information on the Fund’s Adviser and other service providers is provided below under “FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING” and “INVESTMENT ADVISER AND FUND INFORMATION.” These service providers will be the same for the New Trust.

Required Vote

Pursuant to the Trust’s Declaration of Trust and Bylaws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Plan of Reorganization requires the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

NOTE – for the Reorganization to occur, shareholders of the Chesapeake Growth Fund, another series of the Trust, who are simultaneously receiving a proxy statement similar to this Proxy Statement, need to approve the Chesapeake Growth Fund’s reorganization. Accordingly, the consummation of the Reorganization is contingent on the consummation of the Chesapeake Growth Fund’s Reorganization.   Additionally, Proposals 2 and 3 are not contingent on the approval of this Proposal 1.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSED PLAN OF REORGANIZATION

____________________________________________________________

PROPOSAL 2
____________________________________________________________

Revisions to the Fund’s Fundamental Investment Restrictions

The 1940 Act requires all mutual funds, including the Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Fund's outstanding voting securities.  Upon the recommendation of the Adviser, the Trustees have reviewed the Fund’s current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the investment flexibility of the Fund and to simplify and modernize the restrictions to conform to changes in the law.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Fund were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Fund's other investment restrictions are more restrictive than the 1940 Act requires. As a result, certain changes are proposed in order to preserve the ability of the Fund to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Fund will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Fund. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the Fund's management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about _________, 2016.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outline below.

Proposal 2.1                                  Senior Securities

            To amend the fundamental investment restriction that currently provides that the Fund may not:

Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

(i) Issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) Borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

            A “senior security” is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings. SEC staff interpretations allow the fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues. In the event that this Proposal 2.1 is approved, the Fund would have a more standardized senior securities restriction.

The Fund’s current restriction on borrowing places limits on the Fund’s ability to borrow. The 1940 Act permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits a fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Since the Fund's investment restriction is more restrictive than the current law, the proposed change would give the Adviser maximum flexibility in managing the Fund's assets.  In the event this Proposal 2.1 is approved, the Fund would have greater borrowing authority than it currently has. Should the Fund choose in the future to borrow, the volatility of the Fund's net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

Applicable federal law currently does not require the Fund to have a fundamental investment restriction on pledging assets.  The elimination of this portion of the fundamental investment restriction is merely to provide the Fund with maximum flexibility.  The Fund would remain subject to the applicable provisions of the 1940 Act relating to pledging assets.

Although management of the Fund does not expect the Fund to borrow money at this time, the Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Generally, the risks associated with borrowing are that borrowing creates leverage which exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio and may make the Fund more volatile than if it had not engaged in borrowing.

Proposal 2.2                                  Diversification

To amend the investment restriction that currently provides that the Fund may not:

With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation).

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. The Fund has always operated as a “diversified” fund under the 1940 Act and this change does not change the Fund’s status. Moreover, if the current applicable law were to change, the Fund would be able to conform to any such new law.

Proposal 2.3                                  Concentration

To amend the investment restriction that currently provides that the Fund may not:

Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. government, its agencies, and instrumen-talities are not subject to this limitation)

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

Invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these restrictions).

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. SEC guidance indicates that the 25% is applicable to a fund’s net asset rather than total assets and, as such, the amendment provides more flexibility to the Fund and more closely tracks the 1940 Act.

Proposal 2.4                                        Investment for Exercising Control Over an Issuer

To eliminate the investment restriction that currently provides that the Fund may not:

Invest for the purpose of exercising control or management of another issuer.

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Fund’s fundamental investment restrictions.

The Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described above under Proposal 2.2 in the discussion of “diversified” funds and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 2.5                                        Commodities / Real Estate

To amend the investment restriction that currently provides that the Fund may not:

Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases)

If the proposed amendment is approved by shareholders, the restriction would read that the Fund:

(i) May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

(ii) May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time.

The current restriction prohibits the Fund from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit the Fund to purchase and sell futures contracts and options on futures contracts and allow the Fund to purchase and sell options. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

To the extent the Fund invests in these derivative instruments, the Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to the Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The ability of the Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission ("CFTC").

In the event that this Proposal 2.5 is approved, the Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the Fund does not expect the Fund to invest in derivative instruments, the Fund would not be prohibited from engaging in such activity in the future without shareholder approval.

The revisions to the fundamental restriction on real estate are merely to provide the Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 2.5 is approved, it may minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund’s investment objectives and policies and with applicable law and regulatory policy.

Proposal 2.6                                        Underwriting

To amend the investment restriction that currently provides that the Fund may not:

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The revisions to this fundamental restriction are merely to provide the Fund with maximum flexibility that is available under applicable law. The amendment provides more flexibility to the Fund and more closely tracks the 1940 Act.

Proposal 2.7                                        Joint Trading Accounts

To eliminate the fundamental investment restriction that currently provides that the Fund may not:

Participate on a joint or joint and several basis in any trading account in securities;

Applicable federal law currently does not require the Fund to have a fundamental investment restriction regarding participation in securities trading accounts. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act relating to participating in securities trading accounts.

Proposal 2.8                                        Investments in Other Investment Companies

To eliminate the fundamental investment restriction that currently provides that the Fund may not:

Invest its assets in the securities of one or more investment companies except to the extent  permitted by the 1940 Act.

Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investments in other investment companies. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility.  The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in other investment companies.

Proposal 2.9                                  Investments in Puts, Calls and Futures Contracts

To eliminate the fundamental investment restriction that currently provides that the Fund may not:

Write, purchase, or sell puts, calls, straddles, spreads, combinations thereof, or futures contracts or related options.

Applicable federal law currently does not require the Fund to have a fundamental investment restriction on investments in puts, calls, futures contracts and options. The elimination of this fundamental investment restriction is merely to provide the Fund with maximum flexibility. The Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in such securities. Although management of the Fund does not expect the Fund to invest in such securities, the Fund would not be prohibited from engaging in such activity in the future without shareholder approval. If the Fund were to engage in such strategies, its portfolio may be subject to additional risks and shareholders would be provided notice of this change in investment strategy.

Proposal 2.10                                  Loans

To amend the fundamental investment restriction that currently provides that the Fund may not:

Make loans of money, except that the Fund may (i) make loans of portfolio securities up to 25% of the Fund’s total assets, (ii) invest in market instruments, debt securities, or other debt instruments, and (iii) invest in repurchase agreements.

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not:

Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The proposed revision would amend the restriction on making loans to permit the Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Fund. However, the SEC currently permits loans of mutual funds' securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. The Fund is currently permitted to engage in securities lending. The revision will provide that the Fund may engage in such activity to the maximum extent permitted by SEC policy.

Required Vote

Approval of this Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

NOTE – This Proposal is not contingent on the approval of Proposal 1 or Proposal 3. If, however, Proposal 1 is approved, the changes described with respect to Proposal 2.1 through 2.10 would take effect in the New Fund as part of the New Trust.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE REVISIONS TO THE FUND’S
FUNDAMENTAL INVESTMENT RESTRITIONS

____________________________________________________________

PROPOSAL 3
____________________________________________________________

Election of Trustees

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances.  As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders.  Currently, there are three Trustees and two of them have previously been elected by shareholders, and the remaining one was appointed as Trustee by the Trustees who are not “interested persons” (i.e., “Independent Trustees” – defined below).  One current Trustee, Mr. Jack Brinson, will not be a nominee for the Board and intends to retire after more than 20 years of service effective as of the end of June 2016.  As such, one of the three Nominees has previously been elected by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

At a meeting of the Trust’s Nominating Committee held on February 24, 2016, the members of that committee, which is comprised of all of the Trust’s current Independent Trustees, selected the three nominees listed below to serve on the Board of Trustees of the Trust. Similarly, at a Board meeting held on March 7, 2016, the current “Independent Trustees” (defined below) of the Trust accepted the selection of the Nominating Committee and, in turn, nominated for election the three nominees listed below to serve on the Board of Trustees of the Trust. The nominees are: W. Whitfield Gardner, Theo H. Pitt, Jr. and James H. Speed, Jr. (the “Nominees”). Mr. Gardner is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position as an officer of Gardner Lewis Asset Management, L.P., the investment adviser to the Trust (Mr. Gardner is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are Independent Trustees.

The shareholders of the Trust are being asked to vote for the election of the Nominees at this Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Fund. They set broad policies for the Fund and choose the Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the investment adviser and the Fund; and oversee activities of the Fund.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Theo H. Pitt, Jr. - Mr. Pitt is the former Chairman and Chief Executive Officer of Pioneer Bancorp and its wholly owned subsidiary, Pioneer Savings Bank (formerly Home Savings & Loan Association), which merged into First Citizens Bank in 1992. In these capacities he served as a CEO and Director of a publicly held community savings bank for approximately ten years. Mr. Pitt was associated with Holden Wealth Management Group of Wachovia Securities (a money management firm) from 2003 through 2008 as an account administrator and financial consultant. For the past ten years Mr. Pitt has served as an Independent Trustee of multiple investment companies. The experience gained as a CEO and Director of a publicly held community savings bank, as well as the experience as an Independent Trustee of multiple mutual fund complexes, provides broad knowledge of financial statements and contract negotiation, all in the interest of protecting shareholder interests.

James H. Speed, Jr. - Mr. Speed has experience as an investor, as trustee of several other investment companies, and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

W. Whitfield Gardner – Mr. Gardner has served as Chairman and Chief Executive Officer of Gardner Lewis Asset Management since the firm’s founding. Previously, he was a lead Portfolio Manager with Friess Associates and its Brandywine Fund. Prior to joining Friess Associates, he worked as an Investment Analyst with Investments Orange Nassau, a Netherlands-based venture capital firm, with interests in both private and public companies. This position stemmed from employment with MBank, then a $20 billion bank holding company, where he analyzed companies as well as industry groups. He began his investment career at Lehman Brothers Kuhn Loeb (prior to the Shearson Merger). Mr. Gardner received his B.B.A. in Finance from Southern Methodist University.

Following is a list of the Nominees of the Trust and their principal occupation over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Theo H. Pitt, Jr. 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 79	Trustee	Indefinite, Since April 2002	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	2
Independent Trustee of World Funds Trust for the 18 series of that trust; Leeward Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 28 series of that trust; (all registered investment companies).

James H. Speed, Jr. + 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 62	Trustee	Indefinite – anticipated May 2016	President and CEO of NC Mutual Insurance Company (insurance company) May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2
Independent Trustee of the following: Brown Capital Management Mutual Funds for its four series; Starboard Investment Trust for its 28 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp and Investors Title Company. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

+	Mr. Speed is a Trustee to be elected by shareholders of the Trust and will become a Trustee upon such election.

INTERESTED NOMINEE*

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
W. Whitfield Gardner 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 53	Chairman and Principal Executive Officer; Chairman, Principal Executive Officer and President	Since June 1996 Since December 2012	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None

*	W. Whitfield Gardner is an “interested trustee”, as that term is defined in the 1940 Act, because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the Trust’s investment adviser.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Fund’s other service providers.

Board Meetings and Standing Committees

The Trustees have established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent registered public accounting firm on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met one time during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of independent trustees is in the sole discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Important note regarding the Nominating Committee. The Nominating Committee has adopted a charter, which is attached hereto as Exhibit B. A description of the Trust’s policy with regard to the consideration of any trustee candidates recommended by shareholder of the Trust is set forth in the charter of the Nominating Committee, including considerations and qualification and skill requirements.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter, or an affiliated person of the Fund, the Adviser, or the Distributor, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Because the Trust does not normally have annual shareholder meetings, it has not adopted a policy with regard to Trustees’ attendance at any such annual shareholder meetings.

During the fiscal year ended October 31, 2015, the Board of Trustees of the Trust met four times. Each Trustee (other than Mr. Speed, Jr. who is not a Trustee at this time but is, instead a nominee to become a Trustee subject to election by the shareholders) attended 100% of the meetings during the fiscal year ended October 31, 2015.

Beneficial Ownership of Fund Shares. The following table shows for each Trustee the dollar range of Fund shares beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Nominees

Name of Nominee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
Theo H. Pitt, Jr.	A	A
James H. Speed, Jr.**	A	A

Interested Nominee

Name of Nominee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
W. Whitfield Gardner	E	E

*	Includes each of the two funds of the Trust.
**	Mr. Speed, Jr. will become a Trustee of the Trust as of the date of the shareholder meeting, subject to shareholder approval.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2015, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an “interested person” of the Trust receives a fee of $10,000 each year, plus $600 per series of the Trust per meeting of the Board attended. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2015.

Note that following the proposed Reorganization discussed above in Proposal 1, the Trustees of the New Trust will receive the same compensation as they received prior to the Reorganization.

Compensation Table
Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
Jack E. Brinson, Independent Trustee *	$7,400	None	None	$14,800
Theo H. Pitt, Jr. , Independent Trustee	$7,400	None	None	$14,800
James H. Speed, Jr.**	None	None	None	None
W. Whitfield Gardner, Trustee	None	None	None	None

*	Mr. Brinson provided his intent to resign as a Trustee of the Trust at a Board meeting held on March 7, 2016. His resignation will become effective as of June 30, 2016.
**	Mr. Speed, Jr. will become a Trustee of the Trust as of the date of the shareholder meeting, subject to shareholder approval.

As of February 1, 2016, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 5.25% of the then outstanding shares of the Fund.

The following table provides information regarding the Officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Leonard M. Sorgini, CPA 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 58	Chief Compliance Officer	Since October 2013	Chief Compliance Officer and Client Accountant of Gardner Lewis Asset Management, L.P.	N/A	N/A
Robert G. Dorsey 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 58	Vice President	Since July 2007	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.	N/A	N/A
Theresa M. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 47	Treasurer (Principal Financial Officer)	Since September 2013	Vice President and Mutual Fund Controller, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.	N/A	N/A
Tina H. Bloom 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 47	Secretary	Since June 2011	Vice President and Director of Fund Administration, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	N/A	N/A

Required Vote. Pursuant to the Trust’s Declaration of Trust and Bylaws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Fund voted at the Special Meeting in person or by proxy. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

NOTE – for the Nominees to become elected, shareholders of the Fund, as well as shareholders of the Chesapeake Growth Fund, another series of the Trust who are simultaneously receiving a proxy statement similar to this Proxy Statement, need to approve the Nominees. Accordingly, the appointment of the Nominees as Trustees is contingent on affirmative vote of shareholders of the Chesapeake Growth Fund. Additionally, Proposals 1 and 2 are not contingent on the approval of this Proposal 3. Notwithstanding, if Proposal 1 is approved by the Fund and by the Chesapeake Growth Fund, then this proposal would go into effect with respect to the New Fund and the New Trust.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. The shareholders of the Fund vote on each Proposal. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of Proposal 1 (the Plan of Reorganization) requires the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Approval of Proposal 2 (the Revisions to the Fund’s Fundamental Investment Restrictions) requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of Proposal 3 (the Election of Trustees) requires the affirmative vote of a plurality of the shares of the Fund (as well as shares of the shareholders of the Chesapeake Growth Fund) voted at the Special Meeting in person or by proxy.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum and will have the effect of a “no” vote on the Proposals.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  Ms. Tina H. Bloom, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.430.3863.

Proxy Solicitation Costs. The cost of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund and the Chesapeake Growth Fund. The combined estimated cost of the proxy solicitation for the Fund and the Chesapeake Growth Fund is approximately $90,400 of which approximately $61,565 will be borne by the Fund. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.

The Trust has engaged ___________ to provide shareholder meeting services, which primarily consist of printing, mailing and distributing this Proxy Statement and related materials. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.  Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to:  Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Outstanding Shares.  The shares outstanding of the Fund as of the Record Date, March 30, 2016, are: _______.

Beneficial Ownership.  Exhibit B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund as of the Record Date.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Gardner Lewis Asset Management, L.P., 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 serves as the investment adviser to the Fund.

Transfer Agent and Administrator. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 serves as the Fund’s administrator, transfer agent and fund accounting agent.

Distributor. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 serves as the distributor for shares of the Fund.

Custodian. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as custodian for the Fund’s assets.

Independent Registered Pubic Accounting Firm. BBD, LLP, 1835 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm for the Fund and the Trust.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 serves as legal counsel to the Trust and the Fund.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected BBD, LLP as the (“BBD”) as the independent registered public accounting firm to audit and certify the financial statements of the Fund and the Trust.

Pursuant to the 1940 Act, the Fund’s shareholders are not being asked at this time to ratify the selection of BBD. Representatives of BBD will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by BBD to the Trust for the fiscal years ended October 31, 2014 and October 31, 2015 were: $27,500 and $27,500 respectively.

Audit-Related Fees. The aggregate fees billed by BBD to the Trust for the fiscal years October 31, 2014 and October 31, 2015 were: None.

Tax Fees. The aggregate fees billed by BBD to the Trust for the fiscal years ended October 31, 2014 and October 31, 2015 were: $5,000 and $5,000, respectively.

For each of the Trust’s two most recently completed fiscal years, no fees were billed by BBD that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee is responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of the Trust’s financial statements for the most recent fiscal year end, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

BBD performed no services for the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE
THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE
PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of __, 2016, by and between Gardner Lewis Investment Trust, a Massachusetts business trust (the "Predecessor Trust "), on behalf of its series The Chesapeake Core Growth Fund (the “Predecessor Fund”) and The Chesapeake Investment Trust, a Delaware statutory Trust (the “Successor Trust” or “Trust”), on behalf of its series The Chesapeake Core Growth Fund (the “Successor Fund”).

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	PLAN OF REORGANIZATION

1.1      Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust the number of full and fractional New Shares of the Successor Fund equal to the number of shares of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all of the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2  The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

1.3  Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall: (i) elect trustees of the Trust; (ii) approve an Investment Advisory Agreement between the Trust, on behalf of the Successor Fund and Gardner Lewis Asset Management, L.P. (the "Investment Adviser"); and (iii) ratify the selection of BBD, LLP as the independent accountants of the Successor Fund.

1.4  Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust.  The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Fund and shall take all other steps necessary to effect such dissolution.

2.	CLOSING AND CLOSING DATE

2.1      The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317, or at such other time and/or place as the parties may agree.

2.2      The Predecessor Trust shall cause the transfer agent of the Predecessor Fund (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1                     The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

(i)  the Predecessor Trust is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

(ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) the Predecessor Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Fund is a series of the Predecessor Trust;

(v) there are no material liabilities of the Predecessor Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund's Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

(vi) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

(vii) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(viii) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or Bylaws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

(ix) as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Predecessor Fund required by law to have been filed shall have been filed, and all taxes of the Predecessor Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Fund has qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

(x) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

3.2               The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

(i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

(ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) the Successor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

(v) the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the New Shares issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Closing Date of the Reorganization;

(vi) there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Fund in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Predecessor Fund shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

(vii) there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

(viii) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(ix) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or Bylaws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

(x) as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

(xi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing;

(xii) before the Closing Date of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the Successor Fund. The Successor Fund will have the same investment objective and policies, and the same investment adviser as the Predecessor Fund; and

(xiii) All information contained in the proxy statement to be supplied to shareholders of the Predecessor Fund in connection with the Reorganization that relates to the Predecessor Trust, the Successor Fund, the Investment Adviser, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on the Predecessor Fund's shareholders and other matters known primarily to the Successor Trust or the Investment Adviser (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Predecessor Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.	CONDITIONS PRECEDENT; COVENANTS

4.1        The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

(ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

(iv) All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

(v) The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from counsel, The Law Offices of John H. Lively & Associates, Inc., regarding certain tax matters in connection with the Reorganization; and

(vi) A vote approving this Agreement shall have been adopted by the requisite vote of the outstanding shares of the Predecessor Fund entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

(vii) The Successor and Predecessor Fund shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc. as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, The Law Offices of John H. Lively & Associates, Inc. may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which The Law Offices of John H. Lively & Associates, Inc. may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes;

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Predecessor Fund and the Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

2.	No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Predecessor Fund’s liabilities or upon the distribution of the Successor Fund Shares to the Predecessor Fund’s shareholders in exchange for their shares of the Predecessor Fund;

3.	No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the assets of the Predecessor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

4.	The adjusted tax basis of the assets of the Predecessor Fund received by the Successor Fund will be the same as the adjusted tax basis of such assets to the Predecessor Fund immediately prior to the Reorganization;

5.	The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the holding period of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization;

6.	No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

7.	The aggregate adjusted tax basis of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Predecessor Fund Shares held by the Predecessor Fund’s shareholders immediately prior to the Reorganization;

8.	The holding period of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) will include the holding period of the Predecessor Fund Shares surrendered in exchange therefore, provided that the Predecessor Fund Shares were held as a capital asset on the Closing Date; and

9.	The Successor Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.38(b)-1(b) of the Treasury Regulations) the items of the Predecessor Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on (i) the Predecessor Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Predecessor Fund or the Successor Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as The Law Offices of John H. Lively & Associates may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations. Such opinions may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

(ix) At any time before the Closing, either the Predecessor or the Successor Fund may waive any of the foregoing conditions (except those set forth in paragraphs vii and viii, above) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

4.2               On or before the Closing Date, the Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Predecessor Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

4.3               It is the intention of the parties that the transactions contemplated hereunder will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Successor Trust, the Predecessor Trust, the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable The Law Offices of John H. Lively & Associates, Inc. to render the tax opinion contemplated in the Agreement.

5.	BROKERAGE FEES AND EXPENSES

5.1        The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2.   Except as otherwise provided for herein, all fees and expenses that are solely and directly related to the Reorganization contemplated by this Agreement shall be borne and paid by the Predecessor Fund and allocated in a manner determined by the Board.  All such fees and expenses so borne and paid shall be paid directly by the Funds to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187.  Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the party incurring such fees and expenses.  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Predecessor Fund or Successor Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code.

6.	ENTIRE AGREEMENT

The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.    HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

1.            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

2.            This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

3.            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

5.            It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the property of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

6.            It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the Successor Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.

Attest:                THE GARDER LEWIS INVESETMENT TRUST, a Massachusetts Business Trust

By:	By:

Name:	Name:

Title:	Title:

Attest:                THE CHESAPEAKE INVESTMENT TRUST, a Delaware Statutory Trust

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of ____, 2016.

FUND NAME/SHARE CLASS	NAME & ADDRESS
(AMOUNT AND PERCENT OWNERSHIP)

TO BE COMPLETED

EXHIBIT C

Nominating Committee Charter

Gardner Lewis Investment Trust

Nominating Committee Membership

1.	The Nominating Committee of the Gardner Lewis Investment Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:                          March 7, 2016

APPENDIX A TO THE NOMINATING COMMITTEE CHARTER

GARDNER LEWIS INVESTMENT TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PROXY CARD
Gardner Lewis Investment Trust

The Chesapeake Core Growth Fund

Special Meeting of Shareholders on May 25, 2016
Proxy Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints Patricia Plavko and Tina Bloom, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Gardner Lewis Investment Trust, 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 at 9:00 a.m. Eastern Time on May 25, 2016, or at any adjournment thereof, on the Proposals described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated April 25, 2016, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGES OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The Board of Trustees recommends voting “FOR” the Proposals with respect to the above referenced Fund. You may only complete this proxy with respect to the Fund(s) in which you were a shareholder of record as of March 30, 2016.

Proposal 1 - To approve an Agreement and Plan of Reorganization.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 2 - To approve revisions to the Fund’s fundamental investment restrictions.

IF YOU WISH TO VOTE FOR ALL OF THE FOLLOWING PROPOSALS NUMBERED 2.1 THROUGH 2.10, CHECK THIS BOX: [   ]

If you wish to vote on the following proposals numbered 2.1 through 2.10 individually, vote below:

2.1	To amend the fundamental investment restriction regarding senior securities. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.2	To amend the fundamental investment restriction regarding diversification. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.3	To amend the fundamental investment restriction regarding concentration. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.4	To eliminate the fundamental investment restriction regarding exercising control. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.5	To amend the fundamental investment restriction regarding commodities / real estate. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.6	To amend the fundamental investment restriction regarding underwriting. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.7	To eliminate the fundamental investment restriction regarding joint trading accounts. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.8	To eliminate the fundamental investment restriction regarding investments in other investment companies. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.9	To eliminate the fundamental investment restriction regarding puts, calls and futures contracts. FOR [ ] AGAINST [ ] ABSTAIN [ ]

2.10	To amend the fundamental investment restriction regarding loans. FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To elect each nominee to the Board of Trustees. (For all shareholders)	FOR	WITHHOLD
	all nominees	authority to vote
NOMINEES: (1) Theo H. Pitt, Jr.; (2) James H. Speed, Jr.; (3) W. Whitfield Gardner.	listed for all	for all nominees
	funds (except as	for all funds
marked to the
contrary below)

	[ ]	[ ]

4. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Instruction: To withhold authority to vote for any individual nominee for a particular fund, write the nominee’s name in the space provided below:

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, your shares will be voted in favor of the proposals.

Signature:	Signature (if shares held jointly):

By:	By:

Print Name:	Print Name:

Dated:	Dated:

Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.